November 1, 2001


                    DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
                      DREYFUS PREMIER EUROPEAN EQUITY FUND

                            Supplement to Prospectus

                               Dated March 1, 2001

             THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT-PORTFOLIO MANAGER":

             Effective November 1, 2001, Aaron Barnfather became the fund's primary portfolio manager. Since September 2001, he has been a Regional Specialist at Newton Investment Management Ltd., the fund's sub-investment adviser. From September 1994 to September 2001, Mr. Barnfather was employed by Royal Sun Alliance Investment Management initially as a Global Equity and Bond Analyst and later as Associate Director, European Equities.